                                                                    Exhibit 10.9

BENEFIT PLAN - LYDALL, INC. 1992 STOCK INCENTIVE COMPENSATION PLAN


1.   Purpose
     -------

     The purpose of the Plan is to further the growth and prosperity of the Company and its Subsidiaries through payment of incentive compensation in the form of Common Stock to officers, key employees and directors and by encouraging investment in the Company's Common Stock by officers, key employees and directors who are in a position to contribute materially to the Company's prosperity.

2.   Definitions
     -----------

     Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section 2.

     "Annual Retainer" means the annual retainer payable to each Outside
      ---------------
     Director of the Company for each full year of service as such, the amount of which for purposes of this Plan may not be changed more than once every 12 months.

     "Award Period" means for each Restricted Stock Award, the period beginning
      ------------
     with the date on which such Award is granted and ending on a date specified by the Committee at the time of the granting of such Award. In no event shall the Award Period be greater than ten (10) years.

     "Board of Directors" or "Board" means the Board of Directors of the
      ------------------      -----
     Company.

     "Change in Control of the Company" means (i) an acquisition of the Company
      --------------------------------
     by means of a merger or consolidation or purchase of substantially all of its assets if and when incident thereto (a) the composition of the Board of Directors or its successor changes so that a majority of the Board is not comprised of individuals who were members of the Board immediately prior to such merger, consolidation or purchase of assets or (b) the stockholders of the Company acquire a right to receive, in exchange for or upon surrender of their stock, cash or other securities or a combination of the two, or (ii) the acquisition by a Person (as that term is hereafter defined) of the voting rights with respect to 25 percent or more of the outstanding Common Stock of the Company if such person was not an officer or director of the Company on May 13, 1992.

     "Code" means the Internal Revenue Code of 1986, as amended, and any
      ----
     successor Code, related rules, regulations and interpretations.

     "Committee" means the committee of the Board of Directors that has been
      ---------
     designated to administer the Plan. The Committee shall consist of not less than two members of the Board of Directors as so designated and appointed from time to time by the Board. To be eligible to serve as a member of the Committee, a director must qualify as (i) a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended, and any successor to such rule, and (ii) an "Outside Director" within the meaning of Section 162(m) of the code and any successor to such Section.

     "Common Stock" means the common stock of the Company with the par value set
      ------------
     forth in the Certificate of Incorporation.

     "Company" means Lydall, Inc.
      -------

     "Director" means a member of the Board of Directors.
      --------

     "Fair Market Value" means the closing sale price per share on the New York
      -----------------
     Stock Exchange (or if not traded on the New York Stock Exchange, then on whatever national exchange the shares of the Common Stock of the Company are traded) on the day before the award date or on the day before the exercise date, as appropriate. If no trade occurred on the Exchange on the day before the award date or on the day before the exercise date, the closing sale price per share on the most recent date on which sales were reported will be substituted for the closing sale price on that day.

     "Incentive Award" means an Option, a Restricted Stock Award, a Stock Bonus
      ---------------
     Award, or a combination of them.

     "Incentive Stock Option" means an Option which meets the requirements of
      ----------------------
     Section 422A of the Code.

     "Nonqualified Option" means an Option not qualifying for Incentive Stock
      -------------------
     Option treatment under the Code.

     "Option" means a Nonqualified Option or Incentive Stock Option.
      ------

     "Outside Director" means a member of the Board of Directors who, as of the
      ----------------
     close of business on the date of grant of any Incentive Award hereunder, is not an employee of the Company or any of its Subsidiaries.

     "Person" - for purposes of the definition of "Change in Control of the
      ------
     Company," a "person" means an individual, corporation, trust or other legal or commercial entity and includes two or more persons acting as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company.

     "Plan" means the Lydall, Inc. 1992 Stock Incentive Compensation Plan.
      ----

     "Restricted Stock Award" means the right to receive a specified number of
      ----------------------
     shares of Common Stock in annual installments over a designated Award
     Period.

     "Stock Bonus Award" means an award of shares of Common Stock to an Outside
      -----------------
     Director pursuant to Section 6 or to an employee of the Company pursuant to
     Section 11 hereof.

     "Subsidiary" or "Subsidiaries" means a corporation or other form of
      ----------      ------------
     business entity, more than 50 percent of the voting interest of which is owned or controlled, directly or indirectly, by the Company.

3.   Shares of Common Stock Subject to the Plan
     ------------------------------------------

     (a)  Subject to the provisions of paragraph (c) of this Section 3 and
          Section 12, the total number of shares of Common Stock which may be issued or transferred under this Plan 1) upon exercise of Options; 2) when an Outside Director or employee becomes entitled to receive shares of stock pursuant to a

          Stock Bonus Award; and 3) under the terms of a Restricted Stock Award, shall not exceed 2,420,000 shares.

     (b) Shares to be issued or transferred to employees will be made available, at the discretion of the Board of Directors, either from authorized but unissued shares of Common Stock, or from shares of Common Stock held by the Company as treasury shares, including shares purchased in the open market.

     (c) If any share of Common Stock issuable or transferable under an Incentive Award is not issued or transferred and ceases to be issuable or transferable because (i) of the lapse, in whole or in part, of such Incentive Award; (ii), it is subject to the provisions of paragraph
          (b) of Section 9 or paragraph (d) Section 10, or (iii) for any other reason, the shares not so issued or transferred shall no longer be charged against the limitation provided for in paragraph (a) of this
          Section 3 and may again be used for Incentive Awards.

4.   Administration of the Plan
     --------------------------

     The Plan shall be administered by the Committee. The Committee shall have authority, in its discretion and after receiving the recommendations of the Chairman of the Company, to determine the employees to whom Incentive Awards will be granted, the time or times at which Incentive Awards will be granted, and the number of shares to be subject to each Incentive Award. In making such determinations, the nature of the services rendered by the respective employees, their present and potential contributions to the Company's success and such other factors deemed to be relevant will be taken into account. Subject to the express provisions of the Plan, the Committee shall also have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Incentive Award Agreements (which need not be identical) including the determination of whether Options granted will be designated as Incentive Stock Options and to make all other determinations necessary or advisable for the administration of the Plan. The Committee will hold its meetings at such times and places as it may determine. A majority of its members will constitute a quorum, and all determinations of the Committee shall be made by a majority of its members.

5.   Participation
     -------------

     (a) Except as set forth in Sections 6, 7 and 8 hereof, Incentive Awards may be granted to officers and other key employees of the Company and its Subsidiaries.

     (b) From time to time the Chairman of the Company will determine and recommend to the Committee those officers and key employees of the Company and of its Subsidiaries who should be granted Incentive Awards, the type of Incentive Awards to be granted, and the number of shares subject to each Incentive Award; provided, however, that no person may be granted in any calendar year Incentive Awards covering more than 100,000 shares of Common Stock. The Committee shall approve or disapprove such recommendations.

     (c)  Incentive Awards may be granted in the following forms:

          (i)   a Restricted Stock Award, in accordance with Section 9,

          (ii) an Option, in accordance with Section 10, which may be designated as an Incentive Stock Option as that term is defined in Section 422A of the Code,

          (iii) a Stock Bonus Award, in accordance with Section 11, or

          (iv)  a combination of the foregoing.

6.   Stock Bonus Awards To Outside Directors in Lieu of Annual Cash Retainers.
     ------------------------------------------------------------------------

     On June 30 and December 31 of each year during the term of the Plan, each person then serving as an Outside Director of the Company shall be granted a Stock Bonus Award in respect of that number of whole shares of Common Stock obtained by dividing fifty percent (50%) of the Annual Retainer then in effect by the Fair Market Value of a share of Common Stock as of the date of grant, in each case rounded upward to the nearest number of whole shares. The Stock Bonus Awards contemplated by this Section 6 shall be granted in lieu of any future cash payments to Outside Directors in respect of the Annual Retainer.

7.   Non-Qualified Option Awards to Directors in Lieu of Cash-Based Retirement
     -------------------------------------------------------------------------
     Benefits.
     --------

     a) On December 31 of each year during the term of the Plan, each person then serving as an Outside Director and the Chairman of the Company shall be granted a Non-Qualified Option covering three hundred twenty-five (325) shares of Common Stock. The Non-Qualified Options contemplated by this Section 7 shall be granted in lieu of any future accruals under the Lydall, Inc. Board of Directors Deferred Compensation Plan.

     b) The purchase price of each share of Common Stock under a Non-Qualified Option granted under this section 7 shall be Fair Market Value of a share of Common Stock as of the date each such Non-Qualified Option is granted.

     c) Each Non-Qualified Option granted under this Section 7 shall become exercisable in three equal annual installments commencing as of the first anniversary of the date of grant and shall be exercisable until the earlier of ten (10) years from the date of grant or the expiration of the three (3) year period provided in paragraph (d) below.

     d)   Whenever a recipient of Non-Qualified Option granted under this
          Section 7 ceases to be a Director of the Company for any reason whatsoever, all outstanding Non-Qualified options granted under this
          Section 7 then held by such person shall continue to vest and be exercisable in whole or in part for a period of three (3) years from the date on which such person ceases to be a Director of the Company; provided, however, that, if the effective date of any such cessation of service occurs on or before March 31 of any given year, the Non- Qualified Option granted as of the previous December 31 (and only that Non-Qualified Option), if any, shall continue to vest and be exercisable in whole or in part until March 31 of the year that is three (3) years from the date on which such person ceases to be a Director of the Company; and provided further that, in no event, shall any such Non-Qualified Option be exercisable beyond the ten (10) year term of the Option specified in paragraph (c) above.

     e) Except as set forth above, the terms and conditions of each Non-Qualified Stock Option granted under this Section 7 shall be specified in Section 10 below.

8.   Additional Automatic Awards to Directors
     ----------------------------------------

     a) On each of May 7, 1999 and May 7, 2002, each person then serving as a Director of the Company shall be granted a Non- Qualified Option covering the lesser of 9,000 shares of Common Stock or a number of shares of Common Stock having an aggregate Fair Market Value on the date of grant equal to $100,000. Each person who is first elected a Director of the Company after May 13, 1992 shall be granted, automatically upon such election, a Non-Qualified Option covering the lesser of 9,000 shares of Common Stock or a number of shares of Common Stock having an aggregate Fair Market Value on the date of grant equal to $100,000. The Non-Qualified Options contemplated by this Section 8 represent a continuation of the automatic awards of Non-Qualified Options to Directors approved by the stockholders of the Company at the 1992 Annual Meeting of Stockholders.

     b) The purchase price of each share of Common Stock under a Non-Qualified Option granted under this Section 8 shall be the Fair Market Value of a share of Common Stock as of the date each such Non-Qualified Option is granted.

     c) Each Non-Qualified Option granted under this Section 8 shall become exercisable in four equal annual installments commencing as of the first anniversary of the date of grant, provided the holder of such Non-Qualified Option is a Director or employee of the Company on such anniversary, and shall be exercisable until the earlier of ten (10) years from the date of grant or the expiration of the applicable period specified in paragraph (d) or (e) below.

     d) Each Non-Qualified Option granted under this Section 8 to an Outside Director of the Company shall terminate if and when the optionee shall cease to serve as a Director of the Company, except as follows:

          (i) If the optionee has continuously served as a Director of the Company for at least one year from the date of grant of a Non-Qualified Option and dies (x) while serving as a Director of the Company or (y) during any period after having ceased to be a Director when the Non-Qualified Option would otherwise be exercisable under subparagraph (ii) below, the Non-Qualified Option theretofore granted to him/her may be exercised by a representative of his/her estate provided that such Non-Qualified Option may be exercised only within six months after the date of death and prior to the expiration date specified in such Non-Qualified Option.

          (ii) If the optionee ceases for any reason (other than death) to be a Director of the Company subsequent to one year from the date of grant, such Non-Qualified Option may be exercised within three months from the date of such cessation and prior to the expiration date specified in such Non-Qualified Option.

          (iii) No Non-Qualified Option may be exercised for more than the number of shares for which the optionee might have exercised his/her Option at the time he/she ceased for any reason to be Director of the Company.

     e) Each Non-Qualified Option granted under this Section 8 to a Director who is an employee of the Company shall terminate in accordance with
          Section 10(e) below.

     f) Except as set forth above, the terms and conditions of each Non-Qualified Stock Option granted under this Section 8 shall be as specified in Section 10 below.

9.   Restricted Stock Awards
     -----------------------

     An Incentive Award in the form of a Restricted Stock Award shall be subject to the following provisions:

     (a) The restricted stock agreement shall specify (i) the number of shares of Common Stock to be transferred to the recipient over the Award Period, and (ii) the times at which portions of those shares shall be transferred to the recipient. In no event may shares be transferred before one year after the date of the Award, or later than ten years from such date, except, however, that for persons who are not officers of the Company, the Committee may waive any part of the one-year period after the date of the Award during which the shares may not be transferred.

     (b) The Restricted Stock Award shall terminate if the holder, with or without cause, shall cease to be an employee of the Company or any of its Subsidiaries and any installments of shares of Common Stock which have not yet become transferable to such holder shall be forfeited upon cessation of employment; provided, however, in the event that an employee's employment shall terminate as a result of death or disability, the foregoing provision of this subparagraph (b) shall not apply and all shares of stock subject to Restricted Stock Awards shall immediately become vested.

     (c) At the time an installment of shares of Common Stock is transferred to the holder of a Restricted Stock Award, an additional payment shall be made to such holder, either in cash or shares of Common Stock as the Committee shall determine in its sole discretion, in an amount equal to the cash dividends which would have been payable to the holder of the Restricted Stock Award in respect to the shares transferred to the holder at the time the Restricted Stock Award was granted.

     (d) Each Restricted Stock Award shall be evidenced by a written instrument containing terms and conditions determined by the Committee, consistent with the terms of the Plan.

10.  Options
     -------

     An Incentive Award in the form of an Option shall be subject to the following provisions:

     (a) At the time of grant, the Option shall specify (i) the number of shares of Common Stock which may be purchased by the recipient over the term of the Option; (ii) the times at which portions of such shares may be purchased by the recipient; and (iii) whether the Option is an Incentive Stock Option. No Option shall be deemed to be an Incentive Stock Option unless the Committee has so designated such Option and the Option states that it is an Incentive Stock Option.

     (b) The purchase price of each share of Common Stock under each Option will be at least 100 percent of the Fair Market Value of a share of Common Stock at the time of grant.

     (c) The Option must provide that it is not transferable and may be exercised solely by the person to whom granted, except as provided in paragraph (e) of this Section 10 in the event of such person's death.

     (d) Each Option granted to an employee will be subject to the condition that it may be exercised only if the optionee remains in the employ of the Company and/or a Subsidiary for at least one year after the date of the granting of the Option. An Option may be exercised at the times and in the amounts determined by the Committee. In no event, however, shall an Option be exercisable after ten years from the granting of the Option.

     (e) An Option granted to an employee shall terminate if and when the optionee shall cease to be an employee of the Company and its Subsidiaries, except as follows:

          (i) If an optionee who has been continuously employed by the Company or any of its Subsidiaries for at least one year from the date of grant of an Option dies (x) while employed by the Company or a Subsidiary, or (y) during any period after retirement or the termination of his/her employment when the Option would otherwise be exercisable under subparagraph (ii) below, the Option theretofore granted to him/her may be exercised (x) by the beneficiary designated pursuant to paragraph (g) of Section 13 or
               (y) in the absence of
               such designation, or if no such beneficiary survives the optionee, by a representative of such optionee's estate, provided that such Option may be exercised only within six months from the date of death and within ten years from the date of grant of the Option.

         (ii) If an optionee retires or if his/her employment with the Company or a Subsidiary is terminated for any reason (other than death) subsequent to one year from the date of grant of any Option, such Option may be exercised within three years (or such lesser period as the Option Agreement shall specify) from the date of such retirement or termination of employment, but in no event after ten years from date of grant of the Option; provided, however, that if such Option is an Incentive Stock Option, it may be exercised only within ninety (90) days (or such lesser period as the Option Agreement shall specify) from the date of such retirement or termination of employment, but in no event after ten years from the date of grant of the Option.

         (iii) Notwithstanding (i) and (ii) above, if an optionee is dismissed for cause, of which the Committee shall be the sole judge, his/her Option shall expire immediately upon termination.

         (iv) The Committee may determine that, for the purpose of the Plan, an employee who is on a leave of absence will be considered as still in the employ of the Company, provided that such leave of absence meets the requirements of Treasury Regulation ss.1.421-7(h) promulgated under the Code and provided that an Option shall be exercisable during a leave of absence only as to the number of shares which were exercisable at the commencement of such leave of absence.

          (v) No Option may be exercised for more than the number of shares for which the optionee might have exercised his/her Option at the time he/she ceased for any reason to be an employee of the Company or a Subsidiary.


     (f) A person electing to exercise an Option will give written notice to the Company of such election and of the number of shares he/she has elected to purchase and the date on which he/she wishes to exercise the Option. Any person exercising an Option may tender the full purchase price plus taxes, if applicable, in cash of the shares he/she has elected to purchase on the date specified by him/her for completion of such purchase. If authorized by the Chairman, in his discretion, at or after the time of grant, payment in full or in part may also be made by an employee of the Company in the form of shares of Common Stock not then subject to restric-tion under any Company plan (but which may include shares the disposition of which constitutes a disqualifying disposition for purposes of obtaining incentive stock option treatment for federal tax purposes); provided, however, that shares of Common Stock may not be used to pay any of the purchase price of an Option unless such shares have been owned by the employee for at lease six months, or such longer period as the Chairman shall determine, prior to being surrendered as payment in full or in part of the purchase price of an Option. Such surrendered shares shall be valued at "Fair Market Value."

     (g) The Option agreements or Option grants authorized by the Plan may contain such other provisions, consistent with the terms of the Plan, as the Committee shall consider advisable.

     (h) Incentive Stock Options may not be issued to any person who at the time of grant owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

     (i) The aggregate Fair Market Value (determined at the time an option is granted) of stock of the Company (including Common Stock) granted an employee to which Incentive Stock Options are exercisable for the first time by such employee during any calendar year (under all incentive stock option plans of the Company or its Subsidiaries) shall not exceed $100,000.

11.  Stock Bonus Awards
     ------------------

     A Stock Bonus Award may be granted to any employee of the Company or its Subsidiaries whom the Committee determines, upon recommendation of the Chairman of the Company, should be rewarded for exemplary performance, subject to the following provisions:

     (a) The Committee shall determine, in its discretion, the number of shares of stock to be granted pursuant to a Stock Bonus Award and the time at which an Award shall be made.

     (b) A Stock Bonus Award shall be evidenced by the delivery to the employee of a stock certificate representing the shares awarded.

     (c) Shares of Common Stock transferred pursuant to a Stock Bonus Award shall be subject only to such conditions as are directed by the Board of Directors in accordance with Section 13(a) hereof.

12.  Adjustment Provisions
     ---------------------

     Except as otherwise provided herein, the following provisions shall apply to all Common Stock authorized for issuance, and optioned, granted or awarded under the Plan:

     (a) Stock Dividends, Splits, etc. In the event of a stock dividend, stock split, or other subdivision or combination of the Common Stock, the number of shares of Common Stock authorized under the Plan will be adjusted proportionately. Similarly, in any such event there will be a proportionate adjustment in the number of shares of Common Stock subject to unexercised Options (but without adjustment to the aggregate option price) and in the number of shares of Common Stock then subject to Restricted Stock Awards.

     (b) Divisive Reorganization, Merger, Exchange or other Reorganization. In the event that the outstanding shares of Common Stock are changed or converted into, exchanged or exchangeable for, a different number or kind of shares or other securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, reclassification or combination, or in the event that the Company engages in a divisive reorganization, such as a spin-off of any significant portion of its business, the total number of shares of Common Stock which may be issued under the Plan shall be appropriately adjusted and appropriate adjustment shall be made by the Committee in the number of shares, kind of Common Stock and/or the Option price for which Incentive Awards may be or may have been awarded under the Plan, to the end that the proportionate interests of participants and inherent values of outstanding Incentive Awards shall be maintained as before the occurrence of such event.

     (c) Adjustments. Adjustments under this Section 12 shall be made by the Committee whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustments.

     (d) Change in control of the Company. If, and at such time as, a "change in control of the Company" (as defined in Section 2) shall have occurred, any and all provisions of any and all outstanding Incentive Awards which condition the right to exercise such Incentive Awards upon the holder of any such Incentive Award having been an employee of the Company or any of its Subsidiaries or a director of the Company for a period of time shall be deemed to have been rescinded, so that such holder, upon the occurrence of such change in control, shall have the right to exercise such Incentive Award in full, (including, in the case of Restricted Stock Awards, the right to be issued the stock awarded and any dividend accrued thereon), irrespective of whether such holder has been an employee or director for the period of time specified in the Incentive Award; provided, however, if any such recision would cause the maximum period during which an Option may be exercised or a Restricted Stock Award transferred to exceed nine years, such recision shall not occur with respect to such Option or Restricted Stock Award unless and until such Option or Restricted Stock Award is amended, with the consent of the holder, to reduce such maximum period to nine years or less.

13.  General Provisions
     ------------------

     (a) With respect to any shares of Common Stock issued or transferred under the provisions of this Plan, such shares may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee may direct.

     (b) Nothing in the Plan or in any instrument executed pursuant thereto will confer upon any employee any right to continue in the employ of the Company or a Subsidiary or will affect the right of the Company or of a Subsidiary to terminate the employment of any employee with or without cause. Nothing in the Plan or in any instrument executed pursuant thereto will confer upon any Director of the Company any right to continue in such capacity or will affect the right of stockholders to remove or not reelect such person as a Director of the Company with or without cause.

     (c) No shares of Common Stock will be issued or transferred pursuant to an Incentive Award unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the person acquiring the shares will, if requested by the Company, give written assurances satisfactory to counsel to the Company that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Company or a Subsidiary may consider desirable to assure compliance with all applicable legal requirements.

     (d) No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him/her, will have any right, title or interest in any shares of Common Stock allocated or reserved for the purposes of the Plan or subject to any Incentive Award except as to such shares of Common Stock, if any, as shall have been issued or transferred to him/her and except as otherwise provided in Section 14(a).

     (e) In the case of any employee of a Subsidiary, the Committee may direct the Company to issue the shares covered by the Incentive Award to the Subsidiary for such lawful consideration as the Committee may specify upon the condition that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Incentive Award. Notwithstanding any other provision of this Plan, an Incentive Award, excluding an Incentive Stock Option, may be issued by and in the name of the Subsidiary and shall be considered granted on the date it is approved by the Committee, on the date it is delivered by the Subsidiary, or on such other date between such two dates as the Committee will specify. For options which are intended to qualify as Incentive Stock Options, the date of grant shall be determined in accordance with the applicable regulations under the Code.

     (f) The Company or a Subsidiary may make such provisions as it may consider appropriate for the withholding of any taxes which the Company or Subsidiary determines it is required to withhold in connection with any Incentive Award.

     (g) No Incentive Award and no rights under the Plan, contingent or otherwise, shall be assignable, transferable or subject to any encumbrance, pledge or charge of any nature, provided that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated in respect of an Incentive Award in the event of the death of the holder of such Incentive Award and provided, also, that if such beneficiary shall be the executor or administrator of the estate of the holder of such Incentive Award, any rights in respect of such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Incentive Award or, in case of intestacy, under the laws relating to intestacy.

     (h) Nothing in the Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of directors' fees or compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary now has or may hereafter lawfully put into effect, including, with limitation, any retirement, pension, insurance, stock purchase, incentive compensation or bonus plan.

     (i) Except as the Delaware Corporation law otherwise may require, the place of administration of the Plan will conclusively be deemed to be within the State of Connecticut and the validity, construction, interpretation and administration of the Plan and of any rules and regulations or determinations or decisions made thereunder, will be governed by, and determined exclusively and solely in accordance with, the laws of the State of Connecticut. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan, or any payment or Award made or purportedly made under or in connection therewith, must be commenced and will be governed by the laws of the State of Connecticut, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

14.  Amendment, Suspension and Termination of Plan
     ---------------------------------------------

     (a) The Board of Directors may at any time terminate, suspend or amend the Plan, provided, however, that no such amendment will, without approval of the stockholders of the Company, except as provided in Section 12 hereof, (i) materially increase the aggregate number of shares which may be issued in connection with Incentive Awards; (ii) change the minimum

          Option exercise price; (iii) increase the maximum period during which Options may be exercised, or Restricted Stock Awards transferred; (iv) extend the effective period of this Plan; or (v) materially modify the requirements as to eligibility for participation in the Plan.

     (b) The Committee may, with the consent of the person by whom a Restricted Stock Award or an Option is held, modify or change the terms of any Option or Restricted Stock Award in a manner which does not conflict with the provisions of the Plan.

15.  Effective Date and Duration of Plan
     -----------------------------------

     This Plan becomes effective upon its approval by the stockholders of the Company on May 13, 1992. Any amendment to this Plan will become effective upon approval by Directors, unless stockholder approval is deemed necessary, in which case such amendment shall become effective upon approval by stockholders. Unless previously terminated by the Board of Directors, this Plan shall terminate at the close of business on May 12, 2002, and no Restricted Stock Award or Option may be granted under it thereafter, but such termination shall not affect any Incentive Award theretofore granted.

     As amended March 10, 1999.